                                                                    Exhibit 10.6

                            CHANGE IN TERMS AGREEMENT

----------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
   Principal       Loan Date      Maturity       Loan No.     [Call/Coll]     Account        Officer       Initials
----------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
 $3,000,000.00     08/30/2006    08/29/2007     2000206013      [5300]         309275          123
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 References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing *****has been omitted due to text length limitations.
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Borrower:     ELECSYS CORPORATION  (TIN:  48-099142):            Lender:      Bank Midwest, N.A.
              DCI;  INC. (TIN:  48-0876576);                                  City Center Square Facility
              and NTG, INC. (TIN:  20-1913167)                                1100 Main, Suite 350
              15301 WEST 109th STREET                                         Kansas City, MO  64105
              LENEXA, KS  66219

=======================================================================================================================

Principal Amount:  $3,000,000.00                 Initial Rate: 8.500%           Date of Agreement:  August 30, 2006

DESCRIPTION OF EXISTING INDEBTEDNESS.  A Promissory Note dated December 30, 2005 in the original  principal sum of $2,000,000.00 with a current principal balance of $208,000.00.

DESCRIPTION OF COLLATERAL.  Three (3) Commercial  Security  Agreements all dated
December 30, 2005.

DESCRIPTION OF CHANGE IN TERMS.  Increase principal amount from $2,000,000.00 to
$3,000,000.00 and extend maturity date.

PROMISE TO PAY:  ELECSYS  CORPORATION;  DCI,  INC.;  and NTG, INC.  ("Borrower")
jointly and severally promise to pay to Bank Midwest N.A. ("Lender"),  or order, in lawful money of the United States of America,  the principal  amount of Three
Million  &  00/100  Dollars  ($3,000,000.00)  or so much as may be  outstanding, together  with  interest  on the unpaid  outstanding  principal  balance of each advance.  Interest  shall be  calculated  from the  date of each  advance  until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on August 29, 2007. In addition,  Borrower will pay  regular  monthly  payments of all accrued  unpaid  interest  due as of each payment  date,  beginning  September  30,  2006,  with all  subsequent  interest payments to be due on the same day of each month after  that.  Unless  otherwise agreed or required by  applicable  law,  payments  will be applied  first to any accrued unpaid interest; then to principal; then to any unpaid collection costs;
and then to any late  charges.  Interest  on this loan is  computed on a 365/360 simple  interest  basis,  that is, by applying the ratio of the annual  interest rate over a year of 360 days,  multiplied by the outstanding  principal balance, multiplied by the actual number of days the  principal  balance is  outstanding.
Borrower will pay lender at Lender's  address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this loan is subject to change from time to time based on  changes in an  independent  index  which is the  National
Prime Rate.  That is the base rate on corporate  loans posted by at least 75% of the nation's 30 largest banks on the rate  adjustment  date (the  "Index").  The
Index is not  necessarily the lowest rate charged by Lender on its loans. If the
Index becomes  unavailable  during the term of this loan, Lender may designate a substitute Index after notifying Borrower. Lender will tell Borrower the current
Index rate upon Borrower's request. The interest rate change will not occur more often than each day.  Borrower  understands  that Lender may make loans based on other rates as well. The Index currently is 8.250% per annum.  The interest rate to be applied to the unpaid principal balance during this loan will be at a rate of 0.250  percentage  points over the Index,  resulting  gin an initial  rate of
8.500% per annum.  NOTICE: Under no circumstances will the interest rate on this loan be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early  payments will not,  unless agreed to by Lender in writing,  relieve Borrower of Borrower's obligation to continue to make payments of accrued  unpaid  interest.  Rather,  early payments will reduce the principal balance due.  Borrower agrees not to send Lender payments marked "paid in full,"
"without  recourse,"  or similar  language.  If  Borrower  sends such a payment,
Lender may accept it without losing any of Lender's rights under this

                            CHANGE IN TERMS AGREEMENT
Loan No. 2000206013               (Continued)                             Page 2

================================================================================

Agreement,  and Borrower will remain obligated to pay any further amount owed to
Lender. All written  communications  concerning disputed amounts,  including any check or other payment  instrument  that indicates that the payment  constitutes
"payment in full" of the amount owed or that is tendered  with other  conditions or limitations or as full  satisfaction  of a disputed  amount must be mailed or delivered to: Bank Midwest N.A., City Center Square  Facility,  1100 Main, Suite
350, Kansas City, MO 64105.

LATE CHARGE.  If a payment is more than 10 days late,  Borrower  will be charged
5.000% of the unpaid portion of the regularly scheduled payment.

INTEREST  AFTER  DEFAULT.  Upon  default,  including  failure  to pay upon final maturity,  the  interest  rate on this loan shall be increased by adding a 5.000 percentage point margin  ("Default Rate Margin").  The Default Rate Margin shall also apply to each  succeeding  interest rate change that would have applied had there been no default.  However,  in no event will the interest  rate exceed the maximum interest rate limitations under applicable law.

DEFAULT.  Each of the following shall  constitute an Event of Default under this
Agreement:

          Payment Default. Borrower fails to make any payment when due under the indebtedness.

          Other Defaults.  Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the  Related  Documents  or to comply with or to perform any term,  obligation,  covenant  or  condition  contained  in  any  other agreement between lender and Borrower.

          Default in Favor of Third Parties.  Borrower  defaults under any loan, extension of credit, security agreement,  purchase or sales agreement, or any other agreement.  In favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to perform  Borrower's  obligations under this Agreement or any of the
          Related Documents.

          False  Statements.  Any warranty,  representation or statement made or furnished  to Lender by Borrower or on  Borrower's  behalf  under this
          Agreement  or the  Related  Documents  is false or  misleading  in any material  respect,  either  now or at the time  made or  furnished  or becomes false or misleading at any time thereafter.

          Insolvency.  The dissolution or termination of Borrower's existence as a going  business,  the insolvency of Borrower,  the  appointment of a receiver for any part of Borrower's  property,  any assignment for the
          benefit  of  creditors,   any  type  of  creditor   workout,   or  the
          commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

          Creditor or Forfeiture  Proceedings.  Commencement  of  foreclosure or forfeiture  proceedings,  whether by judicial  proceeding,  self-help, repossession  or any other  method,  by any creditor of Borrower or by
          any   governmental   agency  against  any   collateral   securing  the
          indebtedness.  This  includes  a  garnishment  of  any  of  Borrower's accounts, including deposit accounts, with Lender. However, this Event of  Default  shall  not  apply  if there is a good  faith  dispute  by
          Borrower as to the  validity or  reasonableness  of the claim which is the basis of the  creditor or  forfeiture  proceeding  and if Borrower gives Lender written  notice of the creditor or forfeiture  proceeding and deposits,  with Lender monies or a surety bond for the creditor or forfeiture proceeding, in any amount determined by lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

          Events  Affecting  Guarantor.  Any of the preceding events occurs with respect to any Guarantor of any of the  indebtedness  or any Guarantor dies or becomes  incompetent,  or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this
          Note. In the event of a death,  Lender, at its option,  may, but shall
          not  be  required  to,  permit  the   Guarantor's   estate  to  assume
          unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

                            CHANGE IN TERMS AGREEMENT
Loan No. 2000206013               (Continued)                             Page 3

================================================================================

          Change In Ownership.  Any change in ownership of  twenty-five  percent
          (25%) or more of the common stock of Borrower.

          Adverse  Change.  A  material  adverse  change  occurs  in  Borrower's financial  condition,  or Lender  believes  the prospect of payment or performance of this Note is impaired.

          Cure  Provisions.  If any default,  other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same  provision of this  Agreement  within the  preceding  twelve (12)
          months,  it may be cured if Borrower,  after receiving  written notice from  lender  demanding  cure of such  default:  (1) cures the default within ten (10) days;  or (2) if the cure  requires more than ten (10)
          days,  immediately initiates steps which lender deems in lender's sole discretion  to be  sufficient  to  cure  the  default  and  thereafter continues and completes all reasonable and necessary steps  sufficient to produce compliance as soon as reasonably practical.

LENDER'S  RIGHTS.  Upon default,  Lender may declare the entire unpaid principal balance under this Note and all accrued  unpaid  interest  immediately  due, and then Borrower will pay that amount.

ATTORNEYS' FEES;  EXPENSES.  Lender may hire or pay someone else to help collect this Note if Borrower does not pay.  Borrower will pay Lender that amount.  This includes,  subject to any limits under applicable law, Lender's  attorneys' fees and  Lender's  legal  expenses  whether  or not  there is a  lawsuit,  including attorneys' fees and expenses for bankruptcy  proceedings  (including  efforts to modify  or  vacate  any  automatic  stay or  injunction),  and  appeals.  If not prohibited  by  applicable  law,  Borrower  also  will pay any court  costs,  in addition to all other sums provided by law.

GOVERNING LAW. This Agreement will be governed by federal law applicable to
Lender and, to the extent not preempted by federal law, the laws of the State of
Missouri without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Missouri.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of JOHNSON County, State of Kansas.

DISHONORED  ITEM FEE.  Borrower  will pay a fee to Lender of $15.00 if  Borrower makes a payment on Borrower's  loan and the check or  preauthorized  charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF.  To the extent  permitted by applicable  law, Lender reserves a right of  setoff in all  Borrower's  accounts  with  Lender  (whether  checking, savings,  or some other  account).  This  includes all accounts  Borrower  holds jointly  with  someone  else and all  accounts  Borrower may open in the future.
However,  this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower  authorizes Lender, to the extent permitted by applicable law, to charge or setoff all amounts owing on the indebtedness against any and all such accounts.

COLLATERAL.  Borrower  acknowledges  this  Agreement  is  secured  by THREE  (3)
COMMERCIAL  SECURITY  AGREEMENTS  ALL DATED  DECEMBER  30,  2005.  IN  ADDITION,
COLLATERAL SECURING OTHER LOANS WITH LENDER ALSO SECURES THIS LOAN.

LINE OF CREDIT.  This Agreement  evidences a revolving line of credit.  Advances under this Agreement may be requested  orally by Borrower or as provided in this paragraph.  All oral  requests  shall be  confirmed in writing on the day of the request.  All  communications,  instructions,  or  directions  by  telephone  or otherwise  to lender are to be directed  to lender's  office  shown  above.  The
following  persons  currently  are  authorized,   except  as  provided  in  this
paragraph,  to request advances and authorize  payments under the line of credit until Lender receives from Borrower,  at Lender's  address shown above,  written notice of revocation of their  authority:  KARL B. GEMPERLI,  President & CEO of
ELECSYS CORPORATION;  and TODD A. DANIELS, Vice President & CFO. FUNDS ARE TO BE
DISBURSED AT BORROWER'S REQUEST AND LOAN OFFICER'S APPROVAL. A MONTHLY BORROWING
BASE  CERTIFICATED  IS  REQUIRED.  Borrower  agrees to the  liable  for all sums either: (A)

                            CHANGE IN TERMS AGREEMENT
Loan No. 2000206013               (Continued)                             Page 4

================================================================================

advanced in accordance  with the  instructions  of an  authorized  person or (b)
credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this  Agreement at any time may be evidenced  by  endorsements  on this
Agreement or by lender's internal records,  including daily computer print-outs.
Lender will have no  obligation  to advance  funds under this  Agreement if: (A)
Borrower or any guarantor is in default under the terms of this Agreement or any agreement  that  Borrower  or any  guarantor  has  with  Lender,  including  any agreement made in connection with the signing of this Agreement; (B) Borrower or any guarantor  ceases doing business or is insolvent;  (C) any guarantor  seeks, claims or  otherwise  attempts  to limit,  modify  or  revoke  such  guarantor's guarantee of this  Agreement  or ay other loan with Lender;  or (D) Borrower has applied funds provided  pursuant to this Agreement for purposes other than those authorized by Lender.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original  obligation or obligations,  including all agreements  evidenced or securing  he  obligation(s),  remain  unchanged  and in full  force and  effect.
Consent  by Lender to this  Agreement  does not waive  Lender's  right to strict performance of the  obligation(s)  as changed,  nor obligate  Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s).  It is the intention of lender to retain as liable parties all makers and endorsers of the original obligation(s),  including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this
Agreement.  If any person who signed the original  obligation does not sign this
Agreement below,  then all persons signing below acknowledge that this Agreement is  given  conditionally,  based  on  the  representation  to  lender  that  the non-signing  party  consents to the changes and  provisions of this Agreement or otherwise  will not be  released  by it.  This  waiver  applies  not only to any initial  extension,  modification  or release,  but also to all such  subsequent actions.

ADDITIONAL  EVENTS OF DEFAULT.  I agree to provide  reasonable  financial/income information including, but not limited to, signed financial statements,  Federal
Tax Returns, and lease/rental documents to the Lender within 30 days of Lender's written  request.  The financial  statement  shall consist of at least a balance sheet, a listing of all contingent liabilities,  and a statement of year-to-date income  as of the  close  of my last  fiscal  year.  Failure  on the part of the borrower(s) to provide the requested  information  may be considered an event of default under this note or agreement.

DECLINE IN COLLATERAL VALUE. If the value of the collateral identified in any of the  documents  (such  documents  are  sometimes  collectively  called  "Related
Documents")  which secure  repayment of this Note  declines  below the Borrowing
Base (as defined below), lender shall so notify Borrower in writing and instruct
Borrower,  by a date specified in such writing,  to either:  a) pay to Lender in immediately  available  funds such sum as is necessary to reduce the outstanding principal  balance  of this  Note to equal  the  Borrowing  Base;  or b)  pledge additional collateral satisfactory to Lender in its sole discretion in an amount not less than the difference between the  then-outstanding  balance of this Note and the Borrowing Base.  Borrower's  failure to comply with the  requirements of this  section  shall  constitute  an event of  default  under  this Note and the
Related Documents. As used herein, "Borrowing Base" means the lesser of the face amount  of this  Note or the  aggregate  then-current  value  of the  collateral multiplied by the percentages  corresponding to each item of collateral,  all as set forth on Exhibit A.

SUCCESSORS AND ASSIGNS.  Subject to any limitations  stated in this Agreement on transfer of Borrower's interest,  this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the
Collateral  becomes  vested in a person  other than  Borrower,  Lender,  without notice to Borrower,  may deal with Borrower's  successors with reference to this
Agreement  and the  indebtedness  by way of  forbearance  or  extension  without releasing Borrower from the obligations of this Agreement or liability under the indebtedness.

MISCELLANEOUS PROVISIONS. If any part of this Agreement cannot be enforced, this fact  will not  affect  the rest of the  Agreement.  Lender  may  delay or forgo enforcing  any of its rights or remedies  under this  Agreement  without  losing them.  Each  Borrower  understands  and agrees that,  with or without  notice to
Borrower,  Lender may with  respect to any other  Borrower  (a) make one or more additional secured or unsecured loans or otherwise extend additional credit; (b)
alter, compromise,  renew, extend,  accelerate,  or otherwise change one or more times  the  time for  payment  or other  terms  of any  indebtedness,  including increases  and  documents  of the  rate of  interest  on the  indebtedness;  (c)
exchange,  enforce,  waive,  subordinate,  fail or decide  not to  perfect,  and release any security,  with or without the  substitution of new collateral;  (d)
apply such  security and direct the order or manner of sale  thereof,  including without  limitation,  any  non-judicial  sale  permitted  by  the  terms  of the controlling security agreements, as

                            CHANGE IN TERMS AGREEMENT
Loan No. 2000206013               (Continued)                             Page 5

================================================================================

Lender in its discretion may determine;  (e) release,  substitute,  agree not to sue, or deal with any one or more of Borrower's  sureties,  endorsers,  or other guarantors  on any terms or in any manner  Lender may choose;  and (f) determine how,  when and what  application  of payments  and credits  shall be made on any other indebtedness owning by such other Borrower,  Borrower and any other person who signs,  guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment and notice of dishonor. Upon any change in the terms of this Agreement,  and unless otherwise  expressly stated in writing, no party who signs this Agreement,  whether as maker,  guarantor,  accommodation maker or endorser, shall be released from liability. All such parties agree that
Lender may renew or extend  (reportedly and for any length of time) this loan or release any party or guarantor or collateral, or impair, fail to release upon or perfect Lender's security interest in this collateral; and take any other action deemed necessary by lender without the consent of or notice to anyone.  All such parties  also agree that Lender may modify  this loan  without the consent of or notice to anyone other than the party with whom the  modification  is made.  The obligations under this Agreement are joint and several.

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY,  EXTEND CREDIT OR TO FOREBEAR FROM
ENFORCING  REPAYMENT OF A DEBT  INCLUDING  PROMISES TO EXTEND OR RENEW SUCH DEBT
ARE NOT  ENFORCEABLE  REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT
IS IN ANY WAY RELATED TO THE CREDIT  AGREEMENT.  TO PROTECT YOU (BORROWER(S) AND
US (LENDER) FROM  MISUNDERSTANDING  OR  DISAPPOINTMENT,  ANY AGREEMENTS WE REACH
COVERING SUCH MATTERS ARE  CONTAINED IN THIS WRITING,  WHICH IS THE COMPLETE AND
EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN
WRITING TO MODIFY IT.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS
OF THIS AGREEMENT,  INCLUDING THE VARIABLE  INTEREST RATE  PROVISIONS.  BORROWER
AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

ELECSYS CORPORATION

By:
   ------------------------------------------------
    KARL B. GEMPERLI, President & CEO of
    ELECSYS CORPORATION

DCI, INC.

By:
   ------------------------------------------------
    KARL B. GEMPERLI, President of DCI, INC.

NTG, INC.

By:
   ------------------------------------------------
    KARL B. GEMPERLI, Director/Treasurer of NTG, INC.